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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


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                                  FORM 8-K


                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                        Commission File Number 1-9601


      Date of Report (date of earliest event reported): August 17, 2004


                         K-V PHARMACEUTICAL COMPANY
           (Exact name of registrant as specified in its charter)


              DELAWARE                                 43-0618919
   (State or other jurisdiction of        (I.R.S. Employer Identification No.)
   incorporation or organization)

        2503 SOUTH HANLEY ROAD
         ST. LOUIS, MISSOURI                              63144
 (Address of principal executive offices)              (Zip Code)



                               (314) 645-6600
            (Registrant's telephone number, including area code)




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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On August 17, 2004, KV Pharmaceutical Company (the "Company") engaged KPMG LLP ("KPMG") as its independent auditor. The engagement was approved by the Audit Committee of the Company's Board of Directors. The engagement of KPMG also contemplates that KPMG will review the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2004, in accordance with Rule 10-01(d) of Regulation S-X.

          KPMG replaces BDO Seidman LLP, which resigned as the Company's independent public accountants. BDO Seidman LLP's resignation was reported in the Company's Current Report on Form 8-K, filed July 13, 2004. The Company has authorized and requested that BDO Seidman LLP respond fully to the inquiries of KPMG.

ITEM 9.           REGULATION FD DISCLOSURE

         On August 17, 2004, the Company issued a press release announcing the engagement of KPMG as its independent auditor. A copy of the press release is furnished with this report as Exhibit 99. The information in this
Item 9, including Exhibit 99, is being furnished under Regulation FD and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


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                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 19, 2004

                                       K-V PHARMACEUTICAL COMPANY


                                       By:      /s/ GERALD R. MITCHELL
                                          -------------------------------------
                                          Gerald R. Mitchell
                                          Vice President, Treasurer and
                                          Chief Financial Officer





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